UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2006

ACRO Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50482	98-0377767

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7 Jabotinsky St., Aviv Tower 46th FL., Ramat Gan, Israel	52520

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code + 972 3 613 4924

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto and incorporated by reference herein is Acro Inc. press release, dated October 25, 2006, announcing a two-for-one split of the Company’s Common Stock and a proportional increase in the number of shares of Common Stock authorized from 350 million to 700 million. Each shareholder of record at the close of business on October 30, 2006 will receive one additional share for every outstanding share held on the record date.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRO INC. By: /s/ Yami Tarsi —————————————— Yami Tarsi Chief Executive Officer Date: October 25, 2006